July 3, 1996



      The undersigned hereby consents to the reference to its name and to the use of its report by Pegasystems Inc. (the "Company") in the Company's Registration Statement on Form S-1 and hereby agrees to the filing of this consent as an exhibit thereto.


                                          THE ABERDEEN GROUP, INC.


                                          By:___________________________
                                             Name:
                                             Title: